REVENUE	3 Months Ended
Mar. 31, 2022
Revenue from Contract with Customer [Abstract]
REVENUE

NOTE 5 – REVENUE

The revenues recognized for the three months ended March 31, 2022 comprise revenues from the exclusive license agreement for the development, commercialization, and supply of ofra-vec in Japan for all indications. The revenues are recognized according to ASC 606, “Revenues from Contracts with Customers.”

VBL has identified two performance obligations in the NanoCarrier License: (1) Grant of the license and use of its IP; and (2) VBL’s participation and consulting assistance services. In addition, there is a potential performance obligation regarding future manufacturing.

During the three months ended March 31, 2022, VBL recognized revenue of $0.1 million.